Statement of Additional Information Supplement

October 5, 2009

Morgan Stanley Institutional Liquidity Funds

Supplement dated October 5, 2009 to the Statement of Additional Information of Morgan Stanley Institutional Liquidity Funds dated February 27, 2009

The second paragraph of the section of the Statement of Additional Information entitled "Investments and Investment Strategies—Repurchase Agreements" is hereby deleted and replaced with the following:

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures approved by the Trustees that are designed to minimize such risks. These procedures include affecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium, which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolios will seek to liquidate such collateral. However, the exercising of a Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolios could suffer a loss. The Portfolios may invest in repurchase agreements backed by non-governmental collateral such as corporate obligations and convertible securities rated Ba3 or BB- or above by a nationally recognized rating organization and common and preferred stock. However, the Portfolios will not invest more than 25% of their respective net assets in repurchase agreements backed by such non-governmental collateral if the collateral consists of obligations rated below investment grade or common or preferred stock. A Portfolio will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its net assets. A Portfolio's investments in repurchase agreements may at times be substantial when, in the view of the Portfolio's Investment Adviser, liquidity or other conditions warrant.

Please retain this supplement for future reference.